UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

Loral Space & Communications Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-14180	87-0748324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Fifth Avenue, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 697-1105

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock	LORL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Loral Space & Communications Inc. (the “Company”) files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on November 25, 2020 (the “Form 8-K”) to amend and supplement the Form 8-K by attaching as additional exhibits certain documents relating to the transaction described therein.

Item 1.01 Entry into a Material Definitive Agreement.

Copies of the following exhibits to the Transaction Agreement (as defined in the Form 8-K) are filed as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 hereto and each is incorporated herein by reference (i) Form of Trust Agreement with TSX Trust Company; (ii) Form of Voting Agreement with TSX Trust Company; (iii) Form of Amended and Restated Articles of Telesat Corporation; (iv) Registration Rights Agreement, dated as of November 23, 2020, by and among Telesat Corporation, Public Sector Pension Investment Board, Red Isle Private Investments Inc. and MHR Fund Management LLC and certain of its affiliates; (v) Form of Amended and Restated Telesat Partnership LP Partnership Agreement; and (vi) Form of Amended and Restated Certificate of Incorporation of the Company.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this report, the words “believes,” “expects,” “plans,” “may,” “will,” “would,” “could,” “should,” “anticipates,” “estimates,” “project,” “intend” or “outlook” or other variations of these words or other similar expressions are intended to identify forward-looking statements and information. In addition, Loral or its representatives have made or may make forward-looking statements, orally or in writing, which may be included in, but are not limited to, various filings made from time to time with the SEC, and press releases or oral statements made with the approval of an authorized executive officer of Loral. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties which are described as “Risk Factors” in Loral’s current Annual Report on Form 10-K and in Loral’s Quarterly Reports on Form 10-Q. The reader is specifically referred to these documents, as well as Loral’s other filings with the SEC.

Risks and uncertainties include but are not limited to (1) risks associated with financial factors, including swings in the global financial markets, increases in interest rates and access to capital; (2) risks associated with satellite services, including dependence on large customers, launch delays and failures, in-orbit failures and competition; (3) risks and uncertainties associated with Telesat’s planned low earth orbit satellite network, including overcoming technological challenges, access to spectrum and markets, governmental restrictions or regulations to address environmental concerns, raising sufficient capital to design and implement the system and competition from other low earth orbit systems; (4) regulatory risks, such as the effect of industry and government regulations that affect Telesat; (5) risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all, including the failure to obtain necessary regulatory and stockholder approvals; (6) risks relating to the inability or failure to realize the anticipated benefits of the Transaction; (7) risks of disruption from the Transaction making it more difficult to maintain business and operational relationships; (8) risks arising from or relating to the negative effects of this announcement or the consummation of the Transaction on the market price of Loral’s voting common stock; (9) risks relating to the incurrence of significant transaction costs and unknown liabilities, including litigation or regulatory actions related to the Transaction; and (10) other risks, including risks relating to and resulting from the COVID-19 pandemic. The foregoing list of important factors is not exclusive. Furthermore, Loral operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond Loral’s control.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction, New Telesat and Telesat Partnership intend to file with the SEC a registration statement on Form F-4 that will include a proxy statement/prospectus and other relevant documents to be mailed by Loral to its security holders in connection with the Transaction. The proxy statement/prospectus will also be filed with the applicable Canadian securities regulators. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Loral, Telesat, New Telesat, Telesat Partnership and the Transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. In addition, a copy of the proxy statement/prospectus (when it becomes available) may be obtained free of charge from Telesat’s internet website for investors www.telesat.com/investor-relations, or from Loral’s investor relations website at www.loral.com/Investors. Investors and security holders may also read and copy any reports, statements and other information that Loral, Telesat, New Telesat or Telesat Partnership files with the SEC on the SEC’s website at www.sec.gov.

Participants in the Solicitation of Votes

Loral, Telesat, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Loral in respect of the proposed Transaction. Information regarding Telesat directors and executive officers is available in its Form 20-F filed by Telesat on SEDAR at www.sedar.com, on February 27, 2020, and information regarding Loral’s directors and executive officers is available in its Amendment No. 1 to Form 10-K filed with the SEC on March 26, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC and the Canadian securities regulators when they become available.

For more information regarding these and other risks and uncertainties that Loral may face, see the section entitled “Risk Factors” in Loral’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Telesat may face, see the section entitled “Risk Factors” in Telesat’s Form 20-F and Form 6-K filings with the SEC and as otherwise enumerated herein or therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.6	Form of Trust Agreement with TSX Trust Company

10.7	Form of Voting Agreement with TSX Trust Company

10.8	Form of Amended and Restated Articles of Telesat Corporation

10.9	Registration Rights Agreement, dated as of November 23, 2020, by and among Telesat Corporation, Public Sector Pension Investment Board, Red Isle Private Investments Inc. and MHR Fund Management LLC and certain of its affiliates

10.10	Form of Amended and Restated Telesat Partnership LP Partnership Agreement

10.11	Form of Amended and Restated Certificate of Incorporation of Loral Space & Communications Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORAL SPACE & COMMUNICATIONS INC.

/s/ Avi Katz
Avi Katz
President, General Counsel and Secretary

Date: November 27, 2020